UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 19, 2024

Dun & Bradstreet Holdings, Inc.
(Exact name of registrant as specified in its charter)
Commission file number 1-39361

Delaware	83-2008699
(State of incorporation)	(I.R.S. Employer Identification No.)

5335 Gate Parkway
Jacksonville, FL 32256
(Address of principal executive offices)

(904) 648-8006
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	DNB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Credit Facility Amendment

On November 19, 2024, The Dun & Bradstreet Corporation (“D&B Corporation”), an indirect subsidiary of Dun & Bradstreet Holdings, Inc. (the “Company”), entered into an Amendment No. 9 (the “Ninth Amendment”) to its Credit Agreement, dated February 8, 2019 (as the same has been amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among, inter alios, D&B Corporation, Star Intermediate III, LLC (“Star Intermediate III”), an indirect subsidiary of the Company and the holding company of D&B Corporation, the other subsidiaries of D&B Corporation party thereto as guarantors, the institutions party thereto as lenders and Bank of America, N.A., as administrative agent.

The Ninth Amendment amended the Credit Agreement to, among other things, reduce the applicable margin for the 2022 Incremental Term B-2 Loans (as defined in the Credit Agreement) by 0.50% overall, resulting in a margin spread of SOFR plus 2.25% per annum, or the applicable base rate plus 1.25% per annum, in each case, with a 0.25% stepdown in the applicable margin so long as D&B Corporation maintains a rating of at least BB- (stable) from Standard & Poor’s Investors Ratings Services and at least Ba3 from Moody’s Investors Service.

The Company did not incur additional debt in connection with the Ninth Amendment.

The foregoing description of the Ninth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Ninth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
10.1
Amendment No. 9 to the Credit Agreement, dated November 19, 2024, by and among The Dun & Bradstreet Corporation, as Borrower, Star Intermediate III, LLC, as Holdings, Bank of America, N.A., as Administrative Agent and the other lenders party thereto from time to time.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUN & BRADSTREET HOLDINGS, INC.

		By:	/s/ Joe A. Reinhardt, III
Joe A. Reinhardt, III
Chief Legal Officer
Date:	November 19, 2024